Exhibit 10.16
THIRD AMENDMENT TO
CANO HEALTH, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN

THIS THIRD AMENDMENT is made by Cano Health, Inc. (the “Company”) for the purpose of amending the Cano Health, Inc. 2021 Employee Stock Purchase Plan (the “ESPP” or the “Plan”).

WITNESSETH:

WHEREAS, the Company maintains the ESPP, which has been approved and adopted by the Company’s board of directors (the “Board”);

WHEREAS, the Company reserved the Board’s right to amend the ESPP, in Section 18 of the ESPP; and

WHEREAS, the Company now wishes to amend the ESPP to suspend its operation.

NOW THEREFORE, the ESPP is hereby amended, effective as of December 7, 2023, as follows:

1.A new sentence is added to the end of Section 2 as follows:

Notwithstanding the foregoing, the Offering Period that commenced on July 1, 2023 was canceled effective December 7, 2023 and no subsequent Offering Period may commence under the Plan unless or until otherwise determined by the Board.

2.Section 26 shall be added to the ESPP and shall state in its entirety as follows:

26. Suspension. Notwithstanding anything in the Plan to the contrary, the Plan is suspended effective as of December 7, 2023 until such date that the Board may determine in its sole discretion, if ever, provided that, if such suspension is lifted, it shall be lifted prior to January 1, 2031. In connection with such suspension, the Company will promptly refund to each Participant such Participant’s account balance of accumulated Employee Contributions as soon as practicable following December 7, 2023 and in any event, on or prior to December 31, 2023. While the Plan is suspended, no Employee Contributions will be accepted and no Options will be granted or exercised under the Plan.

3.Except as amended herein, the terms, conditions and provisions of the ESPP are confirmed and remain unchanged. Capitalized terms not defined herein shall have the same meaning as provided under the terms of the ESPP.

IN WITNESS WHEREOF, Cano Health, Inc. has caused this Third Amendment to be executed on its behalf by its duly authorized officer as of this 7th day of December 2023.

CANO HEALTH, INC.

By: /s/ Jennifer Hevia

Name: Jennifer Hevia

Its: Chief Population Officer